UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2025
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore, Maryland 21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Non-Compliance with Minimum Bid Price
As previously disclosed in a Current Report on Form 8-K filed on September 30, 2024, MarketWise, Inc. (the “Company”) received a notice from the Listing Qualifications staff (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) that the bid price for the Company’s common stock had closed below $1.00 per share for 30 consecutive business days, and, as a result, did not comply with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial compliance period of 180 calendar days, or until March 24, 2025, to regain compliance with the Bid Price Rule. To regain compliance, the closing bid price of the Company’s common stock had to meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to March 24, 2025.
On March 25, 2025, the Company received a Staff determination letter stating that the Company had not regained compliance with the Bid Price Rule and that the Company’s common stock is subject to delisting from the Nasdaq Global Market.
On March 31, 2025, the Company timely submitted a hearing request to appeal the Staff’s determination to a Hearings Panel (the “Panel”). The Company’s hearing request stays the delisting of the Company’s common stock and the filing of the Form 25-NSE pending the Panel’s decision. The Company previously obtained shareholder approval of a reverse stock split of 1-for-20, which the Company intends to implement to regain compliance with the Bid Price Rule. There can be no assurance, however, that the Company will be able to regain or remain in compliance with the applicable Nasdaq listing requirements on an ongoing basis or that the Panel will afford the Company additional time to achieve compliance.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 31, 2025, the Company filed an amendment (the “Amendment”) to its Certificate of Incorporation (as amended, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s common stock, par value $0.0001, at a ratio of 1-for-20 (the “Reverse Stock Split”), with an effective time of 5:00 p.m. Eastern Time on April 2, 2025. The Company expects that upon the opening of trading on April 3, 2025, the Company’s Class A common stock will trade on the Nasdaq Global Market under the existing trading symbol “MKTW” on a split-adjusted basis under a new CUSIP number, 57064P206.
As previously disclosed, the stockholders of the Company approved the Reverse Stock Split at a special meeting held on March 20, 2025, subject to the discretion of the Board of Directors to abandon the Reverse Stock Split.
Fractional shares that would otherwise be issuable because of the Reverse Stock Split will be paid in cash, with reference to the closing price of the Company’s common stock on April 2, 2025 (adjusted to give effect to the Reverse Stock Split).
In connection with the Reverse Stock Split, proportionate adjustments will be made to (i) the per-share exercise prices and/or the number of shares of common stock issuable under all outstanding equity awards; and (ii) the number of shares reserved for issuance pursuant to the Company’s equity incentive plan and employee stock purchase plan. Additionally, the number of shares of common stock authorized under the Company’s Certificate of Incorporation will be proportionately decreased. The number of authorized shares of preferred stock will remain unchanged.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On March 31, 2025, the Company issued a press release announcing that the Company will implement the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements. Such forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those related to future compliance with the Bid Price Rule or Reverse Stock Split, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including risks related to the Company’s ability to maintain compliance with the Continued Listing Standards and other Nasdaq listing standards, the Company’s ability to regain compliance with the Bid Price Rule, the Company’s ability to successfully appeal any Staff determination to a hearing panel, if needed, the Company’s ability to take actions that may be required for its continued listing on Nasdaq, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of MarketWise, Inc.
99.1	Press Release dated as of March 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: March 31, 2025	By:	/s/ Scott Forney
	Name:	Scott Forney
	Title:	General Counsel